UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 25, 2006

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1

(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The financial statements of CIFG Assurance North America, Inc. (“CIFG NA”) and CIFG Guaranty (“CIFG”) of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, and, the unaudited financial interim financial statements of CIFG NA as of June 30, 2006 and for the three-month period ended June 30, 2006 are included in this Form 8-K.  The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 and, the unaudited interim financial statements of CIFG NA as of June 30, 2006 and for the three-month period ended June 30, 2006 have been audited by PricewaterhouseCoopers LLP.  The consent of PricewaterhouseCoopers LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the relating to the Greenpoint Mortgage Funding Trust 2006-HE1, are attached hereto, as Exhibit 23.1.  The financial statements of CIFG NA and CIFG as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 and, the unaudited interim financial statements of CIFG NA as of June 30, 2006 and for the three-month period ended June 30, 2006 are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of Independent Registered Public Accounting Firm

99.1

Financial statements of CIFG NA as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 and, the unaudited interim financial statements of as of June 30, 2006 and for the three-month period ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen Kiernan

Name:  Ellen Kiernan

       Title:    Senior Vice President

Dated: August 25, 2006

EXHIBIT INDEX

Exhibit No.

Description

23.1

Consent of Independent Registered Public Accounting Firm

99.1

Financial statements of CIFG NA as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 and, the unaudited interim financial statements of as of June 30, 2006 and for the three-month period ended June 30, 2006.